GeneralFINANCE
CORPORATION

And its Operating Subsidiaries:

Pac-Van

ROYAL WOLF ®

December 2008

Disclosure

Stockholder Presentation

DISCLAIMER

This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements present management's current expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. Any discussions contained in this presentation, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. Parties are cautioned that these forward-looking statements involve certain risks and uncertainties, including those contained in the Company's Form 10-K for the twelve months ended June 30, 2008 and in the Company's Form 10-Q for the three months ended September 30, 2008. The Company disclaims any obligation to update any information contained in any forward-looking statement.

Unless otherwise indicated, all current monetary amounts pertaining to RWA Holdings Pty Limited ("RWA") have been converted based upon the currency exchange rate in effect on September 30, 2008, unless otherwise noted, of .8211 U.S. dollars for one Australian dollar. The currency exchange rate in effect as of any financial period end or at any future date may differ. Because RWA's business is primarily conducted within Australia, our future consolidated financial results stated in U.S. dollars will fluctuate in accordance with changes in currency exchange rates.

General Finance

GFN Vision and Strategy

- General Finance Corporation ("GFN") is a Holding company that was founded in October of 2005, completed our initial public offering in April of 2006 and is listed on NASDAQ

- Our strategy and business plan is to acquire specialty finance and rental services verticals in North America, Europe and Asia-Pacific with the following characteristics:
  - Existing or potential market leadership in each vertical,
  - Strong management teams in each geographic platform,
  - High service component; usually regional or local,
  - Can earn attractive returns on equity and produce consistently strong free cashflows, and
  - Tuck-in and add-on acquisition opportunities that are immediately accretive

- GFN is a growth and EBITDA driven entity; currently focused on de-levering its balance sheet

- Today, GFN's two operating subsidiaries are RWA, the largest lessor/seller of storage containers in Australia and New Zealand, and Pac-Van, Inc. ("Pac-Van"), a key player in the United States modular building, mobile office and storage container sales and leasing markets.

General Finance

Markets We Serve

- Our products are typically delivered on-site for use or storage by business customers and have attractive economic models for leasing:

	Storage Containers	Mobile Offices/Modular's
Book Depreciation/Residual	20 years/70%	20 years/50%
Direct Maintenance Capex	Expensed	Expensed
Return On Asset	24-28 months/5x	28-36 months/3.5x
Typical On-Lease Period	13-15 months	15-18 months
Delivery and Pick-up Costs	Billed Upfront	Billed Upfront
Tax Depreciation	7 domestic/12 intl.	7 domestic/12 intl.
Avg. Margin on Sale	20-25%	20%
Financing Metrics	85%/5.0-5.5x	85%/5.0-5.5x

- We have a history of introducing innovative products that differentiate us from our competitors

- While we are the leader in Australia and New Zealand, our North America market has tremendous market share potential, as does the European market, where we have a long and successful history

General Finance

Well Positioned for Challenging Economic Times

- Proven financial performance through prior economic downturns
- Strong brand recognition combined with good margins
- Ability to manage free cash flow through lower capex and debt reduction
- Broad geographic and customer diversification coupled with low bad debt levels
- Opportunity to diversify through storage container growth and accretive acquisitions

General Finance

GFN Management Background – Mobile Storage Group, Inc. and Portosan Company LLC

- **Ron Valenta founded one of the largest lessors /sellers of portable storage containers, trailers, and portable office units throughout the United States a the United Kingdom, in 1988 and left management in 2003**



- **Keys to success were significant operational changes combined with acquisitions**
  - Increased utilization rates and lease rates, created national accounts program and implemented a multilayered acquisition program
  - Over 80 acquisitions ranging up to $65 million
  - **Fifteen year CAGR of 40% for revenue, 33% for EBITDA and 101% ROI**



- **Ron Valenta also founded the largest west coast provider of portable sanitation services in California** prior to its sale, in October 1998
  - Consolidated fragmented industry through aggressive acquisition campaign complemented by operational changes and strong organic growth
  - Nine acquisitions totaling $28 million and 17% per annum organic growth
  - Investors contributed **$1.4 million** over 6 years and netted an **IRR of 76%**

- **The Vision of a truly global rental services company was not fulfilled because of a short term focus by capital providers which lead to the formation of GFN**





General Finance

Combined Royal Wolf and Pac-Van Rental Fleet Size


Through acquisitions and growth capex, we have invested in future rental revenue streams
Units
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
FY 2004
FY 2005
FY 2006
FY 2007
FY 2008
LTM 9/30/2008
20,448
8,167
12,281
21,236
8,102
13,134
25,175
8,436
16,739
26,237
10,289
15,948
40,737
12,134
28,603
41,710
12,330
29,380
RWA
Pac-Van

GeneralFINANCE CORPORATION

General Finance

Combined Proforma Quarterly Revenue and Adjusted EBITDA (U.S. $ in millions)



Despite seasonality and changes in exchange rates,
the absolute and organic growth rates are healthy
Revenue
$60
$50
$40
$30
$20
$10
$-
EBITDA
$14
$12
$10
$8
$6
$4
$2
$-
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
RWA Revenue
Pac-Van Revenue
Combined EBITDA

General Finance

Combined Proforma Annual Revenue and Adjusted EBITDA (U.S. $ in millions)

Both of our current operating geographies have and will contribute to our growth and diversity



$250
$200
$150
$100
$50
$-
Revenue
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
EBITDA
FY 2006
FY 2007
FY 2008
FY 2009P
RWA Revenue
Pac-Van Revenue
Combined EBITDA

GeneralFINANCE CORPORATION

General Finance

Royal Wolf Overview

- **GFN acquired 86.2% of RWA, the largest mobile storage container company in Australia in September, 2007 as its first platform company**
- Royal Wolf New Zealand, the largest in its geography, was also acquired in May of 2008
- Experienced industry management team, more than 250 employees and a base for Asia-Pacific theater
- Six acquisitions completed, representing $42.5 million dollars and the lease fleet now consists of approximately 30,000 units
- **Storage Containers:** RWA leases and sells portable containers for on-site storage
- **Portable Container Buildings:** RWA leases and sells portable container buildings as site offices and for temporary accommodations
- **Freight Containers:** RWA also leases and sells freight containers specifically designed for the transport of products by road and rail







General Finance

Royal Wolf Footprint

- Serves customers through two segments – Retail (small to mid-sized businesses) and National Accounts
- Retail segment operated through an Australia and New Zealand-wide network of 24 branches or CSC's
- National Accounts sells or leases containers to specific industry sectors, in the following divisions:
  - Mining and Defense
  - Building /Construction
  - Road & Rail
  - Removalist
  - Retail

Nationwide Coverages



Darwin
NT
WA
QLD
SA
NSW
ACT
VIC
TAS
Cairns
Townsville
Brisbane
Gold Coast
Geraldton
Perth North (Bayswater)
Perth South (Bibra Lake)
Adelaide
Newcastle
Central Coast
Sydney
Wollongong
Canberra
Melbourne West (Sunshine)
Melbourne East (Clayton)
Melbourne Production (Altona)
Hobart
North Harbour
Auckland
Hamilton
Bay of Plenty
Wellington
Christchurch

General Finance

Royal Wolf Growth and Customer Base

- While revenues have grown at a 28% compounded growth rate and rental revenues at 22% over the last five years the utilization rate has been fairly constant
- The customer base is diverse with no one customer accounting for more than 2% of revenues
- Investing in an industry focused marketing platform is a key to profitable growth



RWA Units and Utilization
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
90%
85%
80%
75%
70%
65%
60%
55%
50%
2004
2005
2006
2007
2008
Units
Utilization



Agriculture 2%
Other 1%
Retail 7%
Government 11%
Mining 15%
Utilities 1%
Consumer/Retailers 14%
Road & Rail 21%
Manufacturers 10%
Business Services 3%
Removals and Storage 1%
Agents 3%
Construction 11%

General Finance

Royal Wolf Opportunities

- Royal Wolf's revenue mix for the September 30, 2008 quarter was approximately 70% sales and 30% leasing with 95% of the asset mix in storage containers
- The greatest opportunity for creating value comes from:
  - implementing best practices resulting in operating margin improvement
  - leveraging of the expansive infrastructure through more density and industry focused marketing, and
  - shifting the mix, over time, from sales towards leasing revenue: thereby increasing predictability and margins
- The combination of strong organic growth, CSC expansion and acquisitions will accelerate the results of these efforts

Revenue and Adj. EBITDA



$120
$100
$80
$60
$40
$20
$-
2004
2005
2006
2007
2008
Revenue
Adj. EBITDA

Fleet Composition



Buildings, 1,490
5%
95%
Containers, 27,890

General Finance

Pac-Van Overview

- On October 1, 2008, GFN completed the acquisition of Mobile Office Acquisition Corp ("MOAC"), parent of Pac-Van, for $158.8 million and will be accretive
- **Pac-Van leases and sells modular buildings, mobile offices, and portable storage containers to the commercial, industrial, construction, medical, special event, government and education markets. Pac-Van also provides related ancillary services**
- Pac-Van operates 26 branch locations across 17 states in the U.S., serving over 7,000 customers
- Pac-Van's addressable market size is estimated to be up to approximately $5.0 Billion(1) and operates in only 17 of the 50 largest MSA's
- Pac-Van's operating management has been in place for an average of ten years, has managed through various economic cycles and with 14.7% EBITDA CAGR over those ten years







(1) *Source: CIBC World Markets Research Report dated November 14, 2006.*

General Finance

Pac-Van Footprint


Indianapolis - 1993
Chicago - 1998
Elkhart - 2000
Toledo - 1996
Cincinnati - 1997
Columbus - 1993
St. Louis - 1996
Denver - 1999
Kansas City - 2000
Cleveland - 1995
Pittsburgh - 1998
Las Vegas - 1998
Trenton - 2008
Charleston - 1998
Dallas / Ft. Worth - 2008
Charlotte - 1999
Louisville - 1994
Bakersfield - 2008
Phoenix - 1998
Metro L.A. - 2008
Atlanta - 2008
Nashville - 1996
Bloomington - 1996
Jacksonville - 2007
Memphis - 1997
Orlando - 1997
Major Business States
Ancillary States
Headquarters

General Finance

Pac-Van Growth and Customer Base

- The rental fleet size has grown at a compounded rate of 11% while utilization has stayed in an acceptable range
- From an industry concentration perspective, construction in one form or another represents approximately 50% of revenue.
- However, Pac-Van's client base is well diversified by design as, since 2002, the largest account in any one year has represented approximately 2% to 3% of total revenues.

Pac-Van Units and Utilization



14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
85%
80%
75%
70%
65%
60%
55%
50%
2004
2005
2006
2007
2008
Units
Utilization



Industrial 16.6%
Commercial 12.0%
Sp Events 5.8%
Govt 4.9%
Education 4.6%
Retail 2.9%
Health Care 1.2%
Religious 1.2%
All Other 0.8%
Construction 50.0%

General Finance

Pac-Van Opportunities

- While the rate of Pac-Van's growth has slowed, its Adjusted EBITDA margin can increase through increased rental margins and operating leverage
- The greatest opportunity for creating value will come from:
  - Changing the mix towards a higher blend of storage container and ground level office products
  - Continuing to leverage the branch infrastructure through more product density, and
  - Creating a national platform with industry focused marketing and a national accounts program
- The combination of branch openings, storage container acquisitions and continued focus on best practices will improve margins

Revenue and Adj. EBITDA



$80
$70
$60
$50
$40
$30
$20
$10
$-
2004
2005
2006
2007
2008
Revenue
Adj. EBITDA

Fleet Composition



Buildings, 1,051
9%
Storage, 4,139
33%
58%
Offices, 7,140

General Finance

Combined Proforma Data as of September 30, 2008

Non-GAAP Combined General Finance and Pac-Van First Quarter FY2008 and FY2009 results

(unaudited and in '000's)

	Quarter Ended		
	30-Sep-07 (1)	30-Sep-08	% Growth
Revenues			
Sales	18,401	29,730	
Leasing	18,463	24,565	
	$36,864	$54,295	47.3%
Costs and expenses			
Cost of sales	15,161	24,460	
Leasing, selling and general expenses	13,885	20,115	
Depreciation and amortization	2,217	4,612	
Operating income	$5,601	$5,108	
EBITDA	$7,818	$9,720	
Adjusted EBITDA (2)	$7,950	$11,070	39.2%

(1) Includes the results of Royal Wolf for the period July 1 to September 13, 2007, prior to its acquisition by General Finance.

(2) Does not include stock-based compensation expenses of $1,140,000 in the quarter ended September 30, 2008 for Pac-Van and $210,000 for the same period for General Finance.

General Finance

Proforma Capitalization as of September 30, 2008

Combined Pro Forma EBITDA, Capitalization and Share Count (in US$ thousands)

	GFN 9/30/2008 TTM Actual (1)	Pac-Van 9/30/2008 TTM Actual (1)	GFN 9/30/2008 Combined Pro Forma w/ Pac-Van (1)
GFN Pro Forma EBITDA	$23,700	$23,000	$46,700

	Capitalization 9/30/2008 Pro Forma Combined	% of Total Pro Forma Capitalization	Pro Forma Leverage
Senior Debt	$155,700	53.7%	
Capitalized Leases	1,000	0.3%	
Senior Secured Credit	$156,700	54.0%	3.4x
Subordinated Debt	47,300	16.3%	
Total Debt	$204,000	70.3%	4.4x
Minority Interest	6,700	2.3%	
Shareholders Equity	79,500	27.4%	
Total Capitalization	$290,200	100.0%	

Total Outstanding Share Count	17,826,052 (2)

Debt to Book Capitalization



Capitalized Leases
Subordinated Debt
Shareholders' Equity
16%
28%
2%
Minority Interes
54%
Revolving Credit

(1) Pro Forma is unaudited, does not include stock-based compensation expense, is annualized for acquisitions and the $USD/$AUD currency exchange of .8211 as of September 30, 2008 was used

(2) Estimated GFN Board/Executive ownership of outstanding shares of approximately 6.5 million

General Finance

Financial Guidance for FY June 30, 2009

Forecasted Results for FYE 6/30/09[a][b]:

Revenues	$165,000,000 to $175,000,000
EBITDA[c]	$39,000,000 to $44,000,000
Net Fleet Capex	$16,000,000 to $20,000,000
Fleet Units	40,000 to 44,000

(a) Pac Van results only include three quarters

(b) Exchange Rate at .80 AUD to USD

(c) Does not include stock-based compensation expense

General Finance

Interest Expense Coverage

GFN Interest Coverage Components

	TTM Proforma Combined 9/30/2008	Projected Proforma Combined FY 6/30/2009
Debt Levels		
Senior Debt	$156,700	$156,700
Subordinated Debt	$47,300	$47,300
Total Debt	$204,000	$204,000
Interest Expense		
Senior Debt	$13,809	$10,585
Subordinated Debt	$6,260	$6,260
Total Interest	$20,069	$16,845
EBITDA(1)	$46,700	$39,000-$44,000
Interest Coverage(2)		
Senior Debt	3.4x	3.68x-4.16x
Total Int Covg	2.3x	2.32x-2.61x

(1) 2009 Adjusted EBITDA has been calculated using .80 USD$/AUD$ exchange rate versus TTM average of .90

(2) Interest Coverage Defined as Proforma Adjusted EBITDA over Interest Expense

General Finance

Investment Summary

- **Experienced Management Team with Significant Ownership:**
  - Combination of strong operational and acquisition/integration track record
  - Meaningful investment in General Finance
  - Track record of managing through various economic cycles

- **Market leader in Geographies or Opportunity to Build Leading Position:**
  - Largest owner/operator of portable storage containers in Australia and New Zealand
  - Leadership position allows U.S. style operational/billing changes to build margin
  - Operating Subsidiaries have Management Depth and Infrastructure for additional growth

- **Attractive Economic Model and Strong Industry Fundamentals:**
  - Population density and infrastructure spending are primary drivers while the market size or "pie" is expanding with product awareness and innovation
  - Economies of Scale evidenced by 35% to 40% EBITDA margins of major global players
  - During economic downturns free cash flow reduces leverage, absent acquisition/capex spend

- **Compelling Growth and Valuation Opportunities:**
  - Globally, the industry is fragmented and consolidation will continue in all three theaters
  - Direct comparable has historically traded at 9-13x Enterprise Value to TTM EBITDA
  - GFN is currently trading at less than 5.5x Enterprise Value to TTM EBITDA

General Finance

FACT Sheet: GFN with RWA and Pac-Van, Inc.

- **Exchange: NASDAQ Global Markets**
- **Listings:**
  - Common Shares Ticker :GFN
  - Warrants Ticker : GFNCW
  - Units Ticker : GFNCU
- **Outstanding Shares : 17,826,052**
- **Outstanding Public and GFN Mgmt Warrants at $6.00: 5,072,380**
- **Outstanding Privately Placed Warrants at $8.00: Bison Capital 500,000**
- **Outstanding Underwriters Options at $10.00: 750,000 units**

General Finance Corporation
39 E Union Street
Pasadena, CA 91103
Ph:(626) 584-9722
Fax: (626) 795-8090
www.generalfinance.com

RWA Holdings Pty Ltd
Suite 201, Level 2
22-28 Edgeworth David Avenue
Hornsby, New South Wales,
Australia 2077
Ph: (02) 9482-3466
www.royalwolf.com.au

Pac-Van, Inc.
2995 S. Harding Ave.
Indianapolis, IN 46225
Ph:(317) 791-2030
www.pacvan.com

Investor Questions: Contact John Johnson, at 626-584-9722 x1009